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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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                               December 11, 1996
                Date of report (Date of earliest event reported)

                            American Re Corporation
             (Exact name of registrant as specified in its charter)

            DELAWARE                       1-11688              13-3672116
  (State or Other jurisdiction     (Commission File Number)  (I.R.S. Employer
of incorporation or organization)                           Identification No.)

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                             555 College Road East
                          Princeton, New Jersey 08543
                                 (609) 243-4200
    (Address including zip code, and telephone number, including area code, of registrant's principal executive office)

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ITEM 5.  OTHER EVENTS.

On December 11, 1996 American Re Corporation (the "Company"), announced plans to defease its existing issue of 10-7/8% Senior Subordinated Debentures due 2004 (the "Debentures"). The Company plans to redeem all then outstanding Debentures (currently $450 million in principal amount) on or about September 19, 1997, at 104.75% of par, plus accrued interest to the date of redemption, in accordance with the terms of the Indenture under which the Debentures are issued.

A copy of the Press Release dated December 11, 1996 issued by the Company relating to the offering is filed as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          99  Press Release dated December 11, 1996.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AMERICAN RE CORPORATION
                                       (Registrant)



                                       /S/ ROBERT K. BURGESS
                                       --------------------------------------
                                       Robert K. Burgess
                                       Senior Vice President, General Counsel
                                       and Secretary

Dated:  December 16, 1996

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                               INDEX TO EXHIBITS

                                                                  Page Number in
                                                                    Sequential
                                                                     Numbering
Exhibit No.                   Description                             System
-----------                   -----------                             ------

99                Press Release dated December 11, 1996.                 4